Exhibit 99.1

Tribune Publishing Company Reports 2014 Third Quarter Results and Declares Quarterly Cash Dividend

Recent Company Highlights

  Spin-off date August 4, 2014: Results include one month as a division of Tribune Media and two months as an independent public company
  GAAP Measures: Q3 Revenues of $404 million, Income from Operations of $4.5 million, Pre-tax Income of $328,000, Net Loss of ($156,000) and Loss per share of ($0.01) versus EPS of $0.72 in the prior year period
  Non-GAAP Measures: Q3 Pro Forma Adjusted EBITDA of $26 million versus $29 million in the prior year period
  Recently announced $23.5 million acquisition of suburban Chicago titles - six dailies, 32 weeklies; and new long-term commercial print and delivery agreement with the Chicago Sun-Times
  Entered into a five-year affiliate agreement to continue selling Cars.com products and services exclusively in the Company’s eight key markets
  Named proven advertising executive Michael Rooney as Chief Revenue Officer
  Tribune Publishing declares fourth quarter cash dividend of 17.5¢ per share payable December 10, 2014 to stockholders of record on November 19, 2014

CHICAGO--(BUSINESS WIRE)--November 5, 2014--Tribune Publishing Company (NYSE: TPUB) today reports 2014 third quarter results.

Results Summary
In millions (except per share amounts)
	3Q 2014	3Q 2013	YTD 2014	YTD 2013	LTM
GAAP Measures
Revenues	$404	$424	$1,251	$1,311	$1,735
Operating Income (Loss)	4.5	26.9	50.3	103.6	113.2
Net Income (Loss)	(0.2)	18.3	26.8	61.4	59.5
Net Income (Loss) per share	($0.01)	$0.72	$1.05	$2.42

Non-GAAP Measures
Adjusted EBITDA	$34	$50	$138	$161	$241
Pro forma Adjusted EBITDA	26	29	91	96	174
Adjusted Net Income per share	$0.33	$1.12	$2.61	$3.45

LTM means last twelve months ending September 28, 2014

“On August 4, we completed the separation of Tribune Publishing Company and began operating as an independent public company,” said Tribune Publishing Chief Executive Officer Jack Griffin. “In the last 6 months, we have assembled a team of results-oriented leaders that shares a vision of transformation and growth. In this short period of time, we have made significant strides, especially in digital. Although we are in the early stages of our transformation, we are focused on establishing our 2015 plans for growth and margin enhancements.”

“During the third quarter, we experienced softness in our print advertising revenue categories, especially in national,” said John Bode, Tribune Publishing Chief Financial Officer. “Although we face secular challenges in print advertising, we are actively engaged in right-sizing the cost structure of the organization to align functions around business opportunities. We continue to evaluate bolt-on acquisitions and target commercial print customers as we further scale Tribune Publishing’s infrastructure investments.”

Third Quarter Results

Total revenues in the 2014 third quarter were $404 million, down 4.7% compared to the third quarter of 2013. Advertising revenues in the third quarter were $221 million, down 9.5% versus the same quarter in 2013. Digital advertising revenues in the third quarter were $44 million, down 7.4%, and excluding the impact of Apartments.com and CareerBuilder, were up slightly against the 2013 period. Non-advertising revenues, which include circulation, commercial print & delivery, direct mail, digital marketing services and content syndication, were $183 million, up 1.9%, for the third quarter versus the comparable quarter in 2013.

Total operating expenses for the 2014 third quarter were $400 million, up 0.7% compared to the year ago quarter. Volume-related expenses declined a total of $7.6 million in the third quarter. This includes newsprint/ink and circulation distribution, down 11.6% and 4.4%, respectively. Excluding spin-related and restructuring costs, litigation reserve, corporate management fee, acquired expenses, as well as comparable pro forma expenses for rent and public company costs, cash operating expenses were down $13 million or 4.8% compared to the third quarter of 2013.

Cash Dividend

Tribune Publishing Company’s Board of Directors declared a dividend of 17.5 cents per share, payable on December 10, 2014 to stockholders of record as of the close of business on November 19, 2014.

Conference Call Webcast

The Company’s earnings conference call will be held at 10:00 a.m. CT today, November 5, 2014, and will be accessible live to the public via webcast and on dial-in conference lines. To access the live webcast and view materials related to the earnings announcement, please visit investor.tribpub.com. Participants can pre-register for the call using the following link: http://dpregister.com/10051934. Participants who pre-register will be given a unique PIN to gain immediate access to the call, bypassing the live operator. Participants may pre-register at any time, including up to and after the call start time. For those who do not pre-register, please dial 1-866-652-5200 in the U.S., or 1-412-317-6060 internationally at least 10 minutes prior to the scheduled start. The conference call will be listen-only for participants other than Tribune Publishing management and financial analysts.

Use of Non-GAAP Financial Measures

To provide investors with additional information regarding Tribune Publishing’s financial results, this press release includes references to Adjusted EBITDA, Pro Forma Adjusted EBITDA and Adjusted Net Income. These are not measures presented in accordance with generally accepted accounting principles in the United States (US GAAP), and Tribune Publishing’s use of the term Adjusted EBITDA, Pro Forma Adjusted EBITDA and Adjusted Net Income may vary from that of others in the company’s industry. Adjusted EBITDA, Pro Forma Adjusted EBITDA and Adjusted Net Income should not be considered as an alternative to net income (loss), operating profit, revenues or any other performance measures derived in accordance with US GAAP as measures of operating performance or liquidity. Further information regarding Tribune Publishing’s presentation of these measures, including a reconciliation of Adjusted EBITDA, Pro Forma Adjusted EBITDA and Adjusted Net Income to net income (loss), the most directly comparable US GAAP financial measure, is included below in this press release.

Cautionary Statements Regarding Forward-looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934 that involve risks and uncertainties, including, without limitation, statements regarding Tribune Publishing’s plans for growth and margin enhancements, acquisitions and its commercial printing business. Statements containing words such as "may," "believe," "anticipate," "expect," "intend," "plan," "project," "will," "projections," "continue," "business outlook," "estimate," "outlook," or similar expressions constitute forward-looking statements. Differences in Tribune Publishing's actual results from those described in these forward-looking statements may result from actions taken by Tribune Publishing as well as from risks and uncertainties beyond Tribune Publishing’s control. These risks and uncertainties include changes in the business and competitive environment in which the Company operates, the impact of national and local conditions and developments in technology, each of which could influence the levels (rates and volume) of the Company’s circulation and advertising; changes in newsprint prices; changes in accounting standards; adverse results from litigation, governmental investigations or tax-related proceedings or audits; the growth of its digital businesses and the implementation of its strategic growth initiatives. Also, the risks and uncertainties include realizing the anticipated benefits of the spin-off transaction and acquisitions, retaining key personnel, changing market conditions and disruption to business operations as a result of the spin-off transaction, our reliance on third-party vendors for various service, our ability to adapt to technological change, and other events beyond our control that may result in unexpected adverse operating results. The Company’s actual results could also be impacted by the other risks detailed from time to time in its publicly filed documents, including its Quarterly Report on Form 10-Q and Registration Statement on Form 10, as amended, effective July 21, 2014 filed with the Securities and Exchange Commission. The Company undertakes no obligation to publicly update or revise any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by law.

ABOUT TRIBUNE PUBLISHING: Tribune Publishing Company (NYSE: TPUB) is a diversified media and marketing solutions company that delivers innovative experiences for audiences and advertisers across all platforms. The Company’s diverse portfolio of iconic news and information brands includes 10 award-winning major daily titles, more than 60 digital properties and more than 180 verticals in markets, including Los Angeles; Chicago; South Florida; Orlando; Baltimore; Carroll County and Annapolis, Md.; Hartford, Conn.; Allentown, Pa., and Newport News, Va. Tribune Publishing also offers an array of customized marketing solutions, and operates a number of niche products, including Hoy and El Sentinel, making Tribune Publishing the country’s largest Spanish-language publisher. Tribune Publishing is headquartered in Chicago. For more information, please visit www.tribpub.com.

Exhibits:

Condensed Combined Statements of Operations

Notes to Condensed Combined Statement of Operations

Condensed Combined Balance Sheets

Non-GAAP Reconciliation of Net Income to Adjusted EBITDA

Non-GAAP Reconciliation of Adjusted EBITDA to Pro Forma Adjusted EBITDA

Non-GAAP Reconciliation of Net Income (Loss) to Adjusted Net Income

(TPUB-F)

TRIBUNE PUBLISHING COMPANY
CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF INCOME (LOSS)
(In thousands)
(Unaudited)

	Three months ended		Nine months ended
	September 28, 2014	September 29, 2013	September 28, 2014	September 29, 2013
Operating revenue: (1)
Advertising	$220,842	$244,028	$696,008	$756,545
Circulation	107,511	106,227	323,828	319,859
Other	75,704	73,522	230,666	234,746
Total operating revenues	404,057	423,777	1,250,502	1,311,150

Operating expenses: (2)
Cost of sales	231,566	245,875	725,370	759,451
Selling, general and administrative	157,829	143,724	455,827	426,499
Depreciation and amortization	10,145	7,295	19,006	21,565
Total operating expenses	399,540	396,894	1,200,203	1,207,515

Income from operations	4,517	26,883	50,299	103,635

Loss on equity investments, net	(201)	(216)	(830)	(864)
Gain on investment transaction	—	—	1,484	—
Interest (expense) income, net	(3,783)	(5)	(3,838)	7
Reorganization items, net	(205)	164	(214)	(39)
Income before taxes	328	26,826	46,901	102,739
Income tax expense	484	8,542	20,082	41,336
Net income (loss)	$(156)	$18,284	$26,819	$61,403

Net income (loss) per share:
Basic	$(0.01)	$0.72	$1.05	$2.42
Diluted	$(0.01)	$0.72	$1.05	$2.42

Weighted average shares outstanding:
Basic	25,430	25,424	25,426	25,424
Diluted	25,430	25,424	25,465	25,424

See accompanying page for notes.

TRIBUNE PUBLISHING COMPANY
NOTES TO CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF INCOME (LOSS)
(In thousands)
(Unaudited)

Note (1) - Operating Revenues for the three and nine months ended September 28, 2014 and September 29, 2013.

	Three months ended			Nine months ended
	September 28, 2014	September 29, 2013	% Change	September 28, 2014	September 29, 2013	% Change
Advertising (1a)
Retail	$114,653	$126,458	(9.3%)	$353,889	$392,421	(9.8%)
National	37,652	45,428	(17.1%)	133,528	151,818	(12.0%)
Classified	68,537	72,142	(5.0%)	208,591	212,306	(1.7%)
Total advertising	220,842	244,028	(9.5%)	696,008	756,545	(8.0%)
Circulation	107,511	106,227	1.2%	323,828	319,859	1.2%
Other revenue
Commercial print and delivery	43,951	44,707	(1.7%)	133,792	142,530	(6.1%)
Direct mail and marketing	17,459	17,219	1.4%	52,987	55,990	(5.4%)
Other	14,294	11,596	23.3%	43,887	36,226	21.1%
Total other revenues	75,704	73,522	3.0%	230,666	234,746	(1.7%)
Total operating revenues	$404,057	$423,777	(4.7%)	$1,250,502	$1,311,150	(4.6%)

Note (1a)	Three months ended			Nine months ended
	September 28, 2014	September 29, 2013	% Change	September 28, 2014	September 29, 2013	% Change
ROP (Run of Press)	$103,709	$116,146	(10.7%)	$332,198	$369,302	10.0%
Preprint	72,653	79,867	(9.0%)	225,490	246,328	(8.5%)
Digital	44,480	48,015	(7.4%)	138,320	140,915	(1.8%)
Total advertising	$220,842	$244,028	(9.5%)	$696,008	$756,545	(8.0%)

TRIBUNE PUBLISHING COMPANY
NOTES TO CONDENSED CONSOLIDATED AND COMBINED STATEMENTS OF INCOME (LOSS) (cont.)
(In thousands)
(Unaudited)

Note (2) - Operating Expenses for the three and nine months ended September 28, 2014 and September 29, 2013.

	Three months ended			Nine months ended
	September 28, 2014	September 29, 2013	% Change	September 28, 2014	September 29, 2013	% Change
Compensation	$150,762	147,349	2.3%	$435,413	$445,909	(2.4%)
Circulation distribution	71,408	74,694	(4.4%)	218,340	230,990	(5.5%)
Newsprint and ink	32,839	37,130	(11.6%)	103,836	122,256	(15.1%)
Outside services	30,338	17,907	69.4%	85,487	66,572	28.4%
Corporate allocations (2a)	15,882	41,773	(62.0%)	90,497	107,222	(15.6%)
Occupancy	14,758	7,264	*	45,688	21,431	*
Promotion and marketing	14,587	13,679	6.6%	39,153	38,737	1.1%
Outside printing and production	11,975	10,229	17.1%	34,395	32,310	6.5%
Affiliate fees	9,240	8,322	11.0%	27,715	23,366	18.6%
Other general and administrative	37,606	31,252	13.0%	100,673	97,157	9.5%
Depreciation and amortization	10,145	7,295	39.1%	19,006	21,565	(11.9%)
Total operating expenses	$399,540	$396,894	0.7%	$1,200,203	$1,207,515	(0.6%)

Note (2a)	Three months ended			Nine months ended
	September 28, 2014	September 29, 2013	% Change	September 28, 2014	September 29, 2013	% Change
Corporate management fee	$3,851	$8,239	(53.3%)	$21,871	$20,622	6.1%
Allocated depreciation	1,731	4,836	(64.2%)	11,707	12,482	(6.2%)
Shared service centers	10,108	26,653	(62.1%)	53,492	68,788	(22.2%)
Other	192	2,045	(90.6%)	3,427	5,330	(35.7%)
Total corporate allocations	$15,882	$41,773	(62.0%)	$90,497	$107,222	(15.6%)

* Represents positive or negative change in excess of 100%

TRIBUNE PUBLISHING COMPANY
CONDENSED CONSOLIDATED AND COMBINED BALANCE SHEETS
(In thousands)
(Unaudited)

	September 28, 2014	December 29, 2013
Assets
Current Assets:
Cash	$59,647	$9,694
Accounts receivable (net of allowances of $11,865 and $12,856)	194,185	251,636
Inventories	15,334	14,222
Deferred income taxes	32,437	37,371
Prepaid expenses and other	27,944	13,570
Total current assets	329,547	326,493
Net Properties	160,238	67,928
Other Assets
Goodwill	35,404	15,331
Intangible assets, net	72,106	60,482
Deferred income taxes	12,207	39,587
Investments and other assets	14,611	4,545
Total other assets	161,828	119,945
Total assets	$651,613	$514,366

Liabilities and Equity
Current Liabilities
Current portion of long-term debt	$13,536	$—
Accounts payable	59,377	36,329
Employee compensation and benefits	102,122	103,351
Deferred revenue	78,090	67,934
Other	24,863	20,866
Total current liabilities	277,988	228,480
Non-Current Liabilities
Long-term debt	333,863	—
Deferred revenue	5,741	7,015
Postretirement medical, life and other benefits	40,881	45,373
Other obligations	10,071	8,673
Total non-current liabilities	390,556	61,061

Equity (Deficit)
Common stock	254	—
Additional paid-in capital	804	—
Retained deficit	(20,072)	—
Accumulated other comprehensive income	2,083	(310)
Tribune Media Company equity	—	225,135
Total equity (deficit)	(16,931)	224,825
Total liabilities and equity (deficit)	$651,613	$514,366

TRIBUNE PUBLISHING COMPANY
NON-GAAP RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED EBITDA
(In thousands)
(Unaudited)

	Three months ended			Nine months ended
	September 28, 2014	September 29, 2013	% Change	September 28, 2014	September 29, 2013	% Change
Net income (loss)	$(156)	$18,284	*	$26,819	$61,403	(56.3%)

Income tax expense	484	8,542	(94.3%)	20,082	41,336	(51.4%)
Loss on equity investments, net	201	216	(6.9%)	830	864	(3.9%)
Gain on investment transaction	—	—	—	(1,484)	—	*
Interest expense (income), net	3,783	5	*	3,838	(7)	*
Reorganization items, net	205	(164)	*	214	39	448.7%

Income from operations	4,517	26,883	(83.2%)	50,299	103,635	(51.5%)

Depreciation and amortization	10,145	7,295	39.1%	19,006	21,565	(11.9%)
Allocated depreciation (1)	1,731	4,836	(64.2%)	11,707	12,482	(6.2%)
Allocated corporate management fee	3,851	8,239	(53.3%)	21,871	20,622	6.1%
Spin-related and restructuring costs (2)	8,779	8,473	3.6%	23,124	19,352	19.5%
Litigation settlement/reserve (3)	3,842	—	*	2,975	—	*
Stock-based compensation (4)	869	684	27.0%	2,188	1,139	92.1%
Pension credits (5)	(2,052)	(5,941)	(65.5%)	(12,492)	(17,824)	(29.9%)
Intercompany rent (6)	2,699	—	*	19,489	—	*

Adjusted EBITDA	$34,381	$50,469	(31.9%)	$138,167	$160,971	(14.2%)

* Represents positive or negative change in excess of 100%

(1) - Allocated depreciation represents depreciation for primarily technology assets that were used by Tribune Publishing prior to the spin-off. As a result of the spin-off, these technology assets were assigned to Tribune Publishing and the related depreciation will be included in post-spin operating results.

(2) - Spin-related and restructuring costs include costs related to the internal restructuring and the distribution and separation from Tribune Media.

(3) - Adjustment to litigation settlement.

(4) - Stock-based compensation is due to Tribune Media's equity compensation plan and are included for comparative purposes.

(5) - Pension credits are due to allocations from Tribune Media for Tribune Media's defined benefit. As part of the spin-off, Tribune Media retained this plan. No pension allocations will be made subsequent to the spin-off.

(6) - Intercompany rent represents rental expense recorded by Tribune Publishing for facilities owned by Tribune Media and its affiliates pursuant to related party lease agreements. No rent expense for these leases was recorded in the comparable periods in 2013 because although the properties subject to related party leases are legally owned by holding companies controlled by Tribune Media, Tribune Publishing determined that pursuant to the terms of the leases, it maintained forms of continuing involvement with the properties, which, pursuant to ASC Topic 840, “Leases,” precluded Tribune Publishing from derecognizing those properties from its combined financial statements. As a result, Tribune Publishing continued to account for and depreciate the carrying values of the transferred properties subject to related party leases until Dec. 1, 2013 when, due to modifications to certain provisions of the leases, Tribune Publishing derecognized the properties from its financial statements and began accounting for these related party operating leases on Dec. 1, 2013. Because of the difference in accounting for the periods presented, intercompany rent expense is added back to net income for the 2014 periods for better comparability between the periods presented. The Company began making rent payments effective with the spin-off.

TRIBUNE PUBLISHING COMPANY
NON-GAAP RECONCILIATION OF ADJUSTED EBITDA TO PRO FORMA ADJUSTED EBITDA
(In thousands)
(Unaudited)

	Three months ended					LTM
	September 29, 2013	December 29, 2013	March 30, 2014	June 29, 2014	September 28, 2014	September 28, 2014

Adjusted EBITDA	$50,469	$103,198	$49,305	$54,481	$34,381	$241,365

Modified affiliate agreement - CareerBuilder	(4,000)	(3,000)	(4,000)	(3,000)	(2,000)	(12,000)
Modified affiliate agreement - Cars.com	(4,000)	(3,000)	(4,000)	(4,000)	(4,000)	(15,000)
Public company costs	(6,000)	(7,000)	(6,000)	(4,000)	—	(17,000)
Incremental rent	(7,000)	(7,000)	(7,000)	(7,000)	(2,339)	(23,339)

Pro forma Adjusted EBITDA	$29,469	$83,198	$28,305	$36,481	$26,042	$174,026

Adjusted EBITDA

Adjusted EBITDA is defined as net income before income taxes, interest income, interest expense, depreciation and amortization, income and losses from equity investments, corporate management fee from Tribune Media Company (“Tribune Media”), pension credits, stock-based compensation, certain unusual and non-recurring items (including spin-related costs) and reorganization items. The Company's management uses Adjusted EBITDA (a) as a measure of operating performance; (b) for planning and forecasting in future periods; and (c) in communications with the Company’s Board of Directors concerning the Company’s financial performance. Management believes the presentation of Adjusted EBITDA enhances investors’ overall understanding of the financial performance of the Company’s business as a stand-alone company. In addition, Adjusted EBITDA, or a similarly calculated measure, is used as the basis for certain financial maintenance covenants that the Company is subject to in connection with certain credit facilities. Since not all companies use identical calculations, the Company's presentation of Adjusted EBITDA may not be comparable to other similarly titled measures of other companies and should not be used by investors as a substitute or alternative to net income or any measure of financial performance calculated and presented in accordance with GAAP. Instead, management believes Adjusted EBITDA should be used to supplement the Company’s financial measures derived in accordance with GAAP to provide a more complete understanding of the trends affecting the business.

Although Adjusted EBITDA is frequently used by investors and securities analysts in their evaluations of companies, Adjusted EBITDA has limitations as an analytical tool, and investors should not consider it in isolation or as a substitute for, or more meaningful than, amounts determined in accordance with GAAP. Some of the limitations to using non-GAAP measures as an analytical tool are: they do not reflect the Company’s interest income and expense, or the requirements necessary to service interest or principal payments on the Company’s debt; they do not reflect future requirements for capital expenditures or contractual commitments; and although depreciation and amortization charges are non-cash charges, the assets being depreciated and amortized will often have to be replaced in the future, and non-GAAP measures do not reflect any cash requirements for such replacements.

Pro forma Adjusted EBITDA

Pro forma Adjusted EBITDA is defined as Adjusted EBITDA after taking into consideration rental expenses and public company costs expected to be incurred post-spin, and reductions for partial economics on reasonable-case modified affiliate agreements for digital products, including CareerBuilder.com and Cars.com. Management believes the presentation of Pro forma Adjusted EBITDA enhances investors’ overall understanding of the financial performance of the Company’s business as a stand-alone company and includes elements used as the basis for forecasting going forward. Management believes this measure improves the understanding and comparability of future results by providing quantitative estimates for historical periods presented.

TRIBUNE PUBLISHING COMPANY
NON-GAAP RECONCILIATION OF NET INCOME (LOSS) TO ADJUSTED NET INCOME
(in thousands, except per share data)
(Unaudited)

	Three months ended
	September 28, 2014		September 29, 2013
	Earnings	EPS	Earnings	EPS

Net income (loss) - GAAP	$(156)	$(0.01)	$18,284	$0.72

Adjustments to net income (loss), net of tax:
Spin-related and restructuring costs	4,026	0.16	5,191	0.20
Litigation settlement/reserve	1,762	0.07	—	—
Intercompany rent	1,238	0.05	—	—
Allocated corporate management fee	1,766	0.07	5,048	0.20

Adjusted net income - Non-GAAP	$8,636	$0.33	$28,523	$1.12

	Nine months ended
	September 28, 2014		September 29, 2013
	Earnings	EPS	Earnings	EPS

Net income (loss) - GAAP	$26,819	$1.05	$61,403	$2.42

Adjustments to net income (loss), net of tax:
Spin-related and restructuring costs	13,739	0.54	13,820	0.54
Litigation settlement/reserve	1,768	0.07	—	—
Intercompany rent	11,579	0.45	—	—
Allocated corporate management fee	12,995	0.51	12,325	0.48

Adjusted net income - Non-GAAP	$66,900	$2.61	$87,548	$3.45

Adjusted net income

Adjusted net income is defined as Net income (loss) - GAAP excluding the following adjustments: Spin-related and restructuring costs, Litigation settlement/reserve, Intercompany rent and Allocated corporate management fee, net of the impact of income taxes.

TPUB-F

CONTACT:
Tribune Publishing Company
Investor Contacts:
Sandy Martin, 469-528-9360
smartin@tribpub.com
or
Jenni Gilmer, 469-528-9357
jgilmer@tribpub.com
or
Press Contacts:
Matthew Hutchison, 312-222-3305
matt.hutchison@tribpub.com
or
Dana Meyer, 312-222-3308
dmeyer@tribpub.com